UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 12, 2015

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii
(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
900 Richards Street, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
The following is an update to the disclosures under “Distributed Energy Resources (DER) Investigative Proceeding” in Note 4 of the Notes to Consolidated Financial Statements, which disclosures are incorporated herein by reference to pages 23 and 24 of HEI’s and Hawaiian Electric’s Form 10-Q for the quarterly period ended June 30, 2015.
In March 2015, the State of Hawaii Public Utilities Commission (PUC) issued an Order to investigate DER issues as part of the PUC’s plan to review the technical, economic and policy issues associated with distributed energy resources as noted in the Reliability Standards Working Group order issued in April 2014.
On October 12, 2015, the PUC issued a Decision and Order (D&O) in the proceeding. The D&O approved a customer self-supply tariff and a customer grid supply tariff to govern customer generators connected to the utility’s system. These new options for customer generators connected to the utility’s system, which Hawaiian Electric supported, will replace the existing net energy metering program. As a result of this D&O, Hawaiian Electric issued a news release, “Public Utilities Commission approves new rooftop solar programs.” This news release is furnished as Exhibit 99 and is hereby incorporated by reference into this Item 8.01.
The PUC stated the D&O is a first step in the evolution of DER policies to advance DER throughout the State. Phase 2 of the proceeding will begin with a technical conference facilitated by the PUC, which will take place within 30 days.
HEI and Hawaiian Electric intend to continue to use HEI’s website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI’s website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI’s website, in addition to following HEI’s, Hawaiian Electric’s and American Savings Bank, F.S.B.’s press releases, SEC filings and public conference calls and webcasts. The information on HEI’s website is not incorporated by reference in this document or in HEI’s and Hawaiian Electric’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the PUC website at dms.puc.hawaii.gov/dms (Docket No. 2014-0192 for DER proceeding) in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI’s and Hawaiian Electric’s other SEC filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99	News release, dated October 13, 2015, “Public Utilities Commission approves new rooftop solar programs”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ James A. Ajello	/s/ Tayne S. Y. Sekimura
James A. Ajello	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer
Date: October 14, 2015	Date: October 14, 2015

EXHIBIT INDEX

Exhibit No.        Description

Exhibit 99	News release, dated October 13, 2015, “Public Utilities Commission approves new rooftop solar programs”

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